UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	abrdn National Municipal Income Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2024

Item 1. Reports to Stockholders.

(a)

abrdn National Municipal Income Fund (VFL)
Annual Report
September 30, 2024
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn National Municipal Income Fund (formerly, Delaware Investments National Municipal Income Fund) (the “Fund”), for the fiscal year ended September 30, 2024. The Fund’s investment objective is to seek to provide current income exempt from regular federal income tax, consistent with the preservation of capital.
Total Investment Return1
For the fiscal year ended September 30, 2024, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark, is as follows:
NAV[2],[3]	26.04%
Market Price[2]	36.06%
Bloomberg Municipal Bond Index[4]	10.37%
For more information about Fund performance, please visit the Fund on the web at www.abrdnvfl.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current fiscal year end and prior fiscal period end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
9/30/2024	$12.33	$11.17	-9.41%
9/30/2023	$10.26	$8.61	-16.08%
During the fiscal year ended September 30, 2024, the Fund’s NAV was within a range of $9.71 to $12.43 and the Fund’s market price traded within a range of $7.94 to $11.80. During the fiscal year ended September 30, 2024, the Fund’s shares traded within a range of a premium(+)/discount(-) of -1.40% to -18.65%.
Distribution Policy
As announced on September 9, 2024, the Fund increased its monthly distribution by 10%, from $0.0450 per share to $0.0500 per share, commencing with the distribution payable on September 30, 2024.
Under abrdn Inc. ("abrdn'")'s management of the Fund, the weighting of below investment grade securities has been reduced while at the same time, the earnings yield of the portfolio has been increased, which has increased the Fund's monthly earnings and improved the credit quality of the portfolio. The Fund's last distribution change was announced in September 2024 when the Board approved an increase of 10%. Since abrdn assumed management of the Fund on July 7, 2023, the distribution has been cumulatively increased by approximately 54%.
Distributions to common shareholders for the fiscal year ended September 30, 2024 totaled $0.485 per share. Based on the market price of $11.17 on September 30, 2024, the annualized distribution was 4.34%. Based on the NAV of $12.33 on September 30, 2024, the annualized distribution rate was 3.93%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On October 9, 2024 and November 11, 2024 the Fund announced that it will pay on October 31, 2024 and November 29, 2024, respectively a distribution of US $0.0500 per share to all shareholders of record as of October 24, 2024 and November 21, 2024, respectively.
The Fund's policy is to provide common shareholders with a stable monthly distribution out of current income. This policy is subject to an annual review as well as regular review at the Board of Trustees' (the "Board") quarterly meetings, unless market conditions require an earlier evaluation.

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	The Bloomberg Municipal Bond Index consists of the long-term investment grade tax exempt bonds. Indexes are unmanaged and provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn National Municipal Income Fund	1

Letter to Shareholders  (unaudited)  (concluded)

Open Market Repurchase Program
On September 11 2024, the Fund publicly announced that the Board of Trustees had approved an open market share repurchase program (the “Program”). Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of September 30 of the prior year. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. On a quarterly basis, the Fund's Board will receive information on any transactions made pursuant to this Program during the prior quarter.  If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended September 30, 2024, the Fund did not repurchase any shares through the Program.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnvfl.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

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All amounts are U.S. Dollars unless otherwise stated.
2	abrdn National Municipal Income Fund

Report of the Investment Manager  (unaudited)

Performance review
Over the period under review, the abrdn National Municipal Income Fund (VFL) returned 26.04%1 on a net asset value2 basis, compared with a return of 10.37% for the Fund's benchmark, the Bloomberg Municipal Bond Index3. The Fund's unlevered NAV return was 14.72% for the 12-month reporting period ended September 30, 2024, demonstrating that the leverage added an incremental 11.32% to fund performance over that timeframe.
Market review
The municipal (“muni”) bond market, as measured by the Bloomberg Municipal Bond Index, posted strong gains over the period.
Early in the review period, the possibility of interest rates remaining elevated for longer weighed on investors’ sentiment. Additionally, the outbreak of the Israel/Hamas conflict in 2023 added to investors’ uncertainty around inflation. Subsequently, these fears eased due to encouraging inflation trends. Despite a more accommodative tone in late 2023, the U.S. Federal Reserve’s (Fed) messaging turned cautious in early 2024. However, despite higher-than-expected inflation over the first quarter of 2024 and fears of interest rates staying higher for a longer period, investors started to become more hopeful of monetary easing within the year. Indeed, at its September 2024 meeting, the Fed lowered the target range for its federal funds rate by 50 basis points (“bps”) to 4.75–5.00%4, the central bank’s first cut since the onset of the COVID-19 pandemic in March 2020. The Fed also signalled a further 50 bps of cumulative cuts over the remainder of 2024 – having previously flagged just one 25 bp cut for the entire year – with more easing expected in 2025 (75 bps) and 2026 (50 bps)5.
In addition, U.S. GDP grew 3% on an annualized basis in the second quarter of 2024, above estimates, and posted a 2% or greater quarter of economic growth for the seventh time in eight quarters6, demonstrating a sturdy U.S. economy. Notably, the U.S. economy continued its story of resilience as the labor market demonstrated its strength, more recently posting an unemployment rate of 4.1% in September, down from 4.2% in August7, reversing a concerning trend of a weakening jobs market.
Portfolio review
The Fund’s exposure to tax, education, and hospital bonds contributed to increased performance relative to the benchmark. Conversely, industrials development and local general obligation bonds were detractors from relative performance. Leverage8 costs remained elevated, with the Securities Industry and Financial Markets Association rate averaging 3.46% during the period, compared to an average of 3.06% in the previous year9.
Individual contributors to the Fund’s increased relative performance included Puerto Rico Sales Tax Revenue Bonds, Puerto Rico GDB Debt Recovery Authority Bonds, and Golden State Tobacco, as long duration and below investment grade bonds outperformed during the period. Meanwhile, Maricopa County, Arizona and Ohio State Hospital Bonds detracted from the Fund’s relative performance. In the case of Maricopa County, performance was negatively impacted by an abundance of supply in bonds issued by Maricopa County, resetting market yields on the credit. With the Ohio State Hospital Bonds, credit challenges led to a negative outlook from credit rating agencies, which detracted from performance. These detracted 27 and 15 bps respectively, from total return of the Fund during the period.
In late 2023, we took advantage of the fourth quarter rally to reduce our concentration in low coupon10 bonds and higher volatility11 names. Subsequently, in early 2024, we reinvested a significant amount of the Fund's cash balance that was raised during the rally into more attractive yields12 as investors reset their interest rate expectations for the year from five to six cuts at the beginning of the year to two to three cuts by the end of the first quarter.

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1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data includes investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
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2	Net asset value – measures the total value of the Fund’s assets less liabilities, divided by the number of shares issued and outstanding.
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3	The Bloomberg Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
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4	Source: U.S. Federal Reserve
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5	Source: U.S. Federal Reserve (data as of September 30, 2024)
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6	Source: Trading Economics (data as of September 30, 2024)
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7	Source: Trading Economics (data as of September 30, 2024)
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8	Leverage – usually refers to a fund being exposed by more than 100% of its net asset value to assets or markets; typically resulting from the use of debt or derivatives.
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9	Source: Bloomberg (data as of September 30, 2024)
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10	Coupon – The interest rate stated on a bond when it’s issued. Typically, coupons are paid semi-annually.
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11	Volatility – If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
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12	Yield – The profit investors generate after holding a security or an asset.
abrdn National Municipal Income Fund	3

Report of the Investment Manager  (unaudited)  (continued)

We were also active throughout the period in diversifying the geographic composition of the portfolio, paring down concentrated exposures in Puerto Rico, Colorado, and Minnesota in favor of locations where the portfolio management team saw potential for greater income generation and total return opportunities, such as in New York and Texas. In addition, we spent the period adding to BBB-rated names as yields remain attractive and credit fundamentals continue to be resilient.
In the second half of the review period, we targeted opportunities to add to our exposure in lower investment grade and non-investment grade13 issuers in credits with strong fundamentals that stood to benefit from macroeconomic tailwinds14. The activity resulted in greater exposure to the housing, airport, and financing and development sectors in favor of the special tax and hospital sectors. This repositioning allowed the Fund to increase its monthly distributions three times during the period while maintaining a relatively stable cash flow per share.
The monthly distribution reflects the Fund's current policy of providing shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund's investment strategy over the reporting period. During the 12-month period ended September 30, 2024, the distributions were comprised of ordinary income.
Outlook and Strategy
As we move from the fourth quarter of 2024 into the first quarter of 2025, we maintain a cautiously optimistic outlook for the muni bond market as inflation pressures abate and the Fed pivots to a more accommodative position.
We continue to seek opportunities to lock in attractive yields as duration extension openings develop. From a fundamentals standpoint, we remain constructive on the credit strength of the market, as upgrades have outpaced downgrades at credit ratings agencies over the period and default rates have remained muted thus far.
Fund flows have continued to support the market as we have seen $28 billion in year-to-date inflows into the muni bond market, as of
October 3, 202415. Issuance was up 43% year-on-year as of the end of the third quarter of 202416. We believe that we will continue to see a relatively elevated pace of issuance in the first half of the fourth quarter as we anticipate issuers wanting to get ahead of the potential volatility associated with the election cycle. We would, however, expect issuance to become more muted as we grow closer to year end.
Given this backdrop, we are focusing more on fundamentals and adding marginally to longer duration17 and lower-credit quality18 names as opportunities to lock-in attractive yields arise. We continue to find opportunities in select issuers in sectors we believe may outperform in an economic slowdown.
The recent U.S. presidential election results have created uncertainty and potential opportunities for the municipal bond market. With President-elect Donald Trump's promises regarding fiscal policy and tax changes being two key factors that could impact the market, we believe that increased federal spending on infrastructure and social programs may lead to a higher issuance of municipal bonds, affecting their prices and yields. If these projects prove to be beneficial to economic growth, investor confidence in municipal bonds may improve. Changes to federal tax rates, especially for higher-income individuals, could impact the demand for tax-exempt municipal bonds. If tax rates rise, the appeal of tax-exempt income could grow, driving demand. While the suggestion that eliminating the federal tax exemption on municipal bonds may help generate revenue, we believe this scenario seems unlikely given the potential backlash from state and local governments. The revenue loss from this exemption is minimal relative to the overall budget. Existing tax-exempt bonds would likely be grandfathered if the exemption is removed, making them more attractive than newer non-exempt issues. Otherwise, we can expect the current situation to continue. Additionally, regulatory changes may enhance transparency and accountability in municipal finance, further strengthening the market. In summary, while the election results may introduce uncertainty, they also present opportunities for the municipal bond market.

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13	S&P Global Ratings, Fitch Ratings and Moody’s Investors Service are independent, unaffiliated research companies that rate fixed income securities on the basis of risk and the borrower’s ability to make interest payments. S&P and Fitch assign ratings ranging from AAA (reliable and stable) to D (high risk) to communicate the agency’s opinion of relative level of credit risk.
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14	Tailwinds – A condition that could support growth, revenue or profits.
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15	Source: LSEG Lipper (data as of 30 September 2024)
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16	Source: Bank of America Global Research (data as of 30 September 2024)
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17	Duration – an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
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18	S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
4	abrdn National Municipal Income Fund

Report of the Investment Manager  (unaudited)  (concluded)

abrdn Inc.
Risk Considerations
Past performance is not an indication of future results.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

abrdn National Municipal Income Fund	5

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2024.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	26.04%	-2.00%	0.88%	3.25%
Market Price	36.06%	-2.90%	1.01%	3.62%
Bloomberg Municipal Bond Index	10.37%	0.09%	1.39%	2.52%
Performance of a $10,000 Investment (as of September 30, 2024)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Inc. (the "Investment Manager") assumed responsibility for the management of the Fund as investment manager at the close of business on July 7, 2023. Performance prior to this date reflects the performance of an unaffiliated investment manager.
The performance above reflects fee waivers and/or expense reimbursements made by the Fund’s current investment manager. Absent such waivers and/or reimbursements, the Fund’s returns would be lower. Additionally, abrdn entered into an agreement with the Fund to limit investor relations services fees. This agreement aligns with the term of  the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended September 30, 2024. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnvfl.com or by calling 800-522-5465.
The gross operating expense ratio excluding fee waivers based on the fiscal year ended September 30, 2024 was 4.38%. The net operating expense ratio net of fee waivers based on the fiscal year ended September 30, 2024 was 4.26%.The net operating expenses net of fee waivers and excluding dividend expense based on the fiscal year ended September 30, 2024 was 1.10%.
6	abrdn National Municipal Income Fund

Portfolio Summary   (unaudited)
As of September 30, 2024

Quality of Investments(1)
As of September 30, 2024, 63.6% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings (“S&P”), Moody’s Investors Service, Inc. ("Moody's")  or Fitch Ratings, Inc. (“Fitch”) or, if unrated, was judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as of September 30, 2024:
Credit Rating	As a percentage of total investments
AAA	4.2%
AA	41.2%
A	18.2%
BBB	19.7%
BB	2.9%
B	0.2%
Below B	0.6%
Non-Rated	13.0%
100.0%
(1)	Generally, the credit ratings range from AAA (highest) to D (lowest). Where bonds held in the Fund are rated by multiple rating agencies (Moody’s, Fitch and S&P), the Higher of the ratings is used. This may not be consistent with data from the benchmark provider. Quality distribution represents ratings of the underlying securities held within the Fund, and not ratings of the Fund itself.
The following table shows the sector exposure of the securities held by the Fund as of September 30, 2024:
Sector Exposure(2)	As a percentage of total investments
Hospital	14.8%
Airport	10.3%
Higher Education	5.8%
Charter School	5.5%
Local Authorities	5.2%
Appropriations	5.1%
Nuclear Power	4.7%
Tobacco Master Securities	4.5%
Others	44.1%
100.0%
(2)	Top 8 sectors are broken out. All remaining sectors grouped into Others.
abrdn National Municipal Income Fund	7

Portfolio Summary   (unaudited)  (concluded)
As of September 30, 2024

The following table shows the state allocation of the securities held by the Fund as of September 30, 2024:
States	As a percentage of net assets
New York	26.7%
California	19.7%
Texas	15.4%
Illinois	9.9%
Florida	8.6%
Puerto Rico	8.4%
Georgia	7.6%
Pennsylvania	7.5%
Colorado	6.1%
Alabama	5.7%
Minnesota	4.7%
Wisconsin	4.4%
New Hampshire	4.4%
Washington	4.1%
District of Columbia	3.9%
Arizona	3.7%
Idaho	3.0%
Massachusetts	2.7%
Ohio	2.5%
Tennessee	2.2%
Louisiana	2.1%
Other, less than 2% each	11.4%
Short-Term Investment	–
Liabilities in Excess of Other Assets	(64.7%)
100.0%
The following were the Fund’s top ten holdings as of September 30, 2024:
Top Ten Holdings	As a percentage of net assets
Hillsborough County Industrial Development Authority, Series A 08/01/2055	3.7%
GDB Debt Recovery Authority of Puerto Rico 08/20/2040	3.7%
New York Liberty Development Corp., (BAM), Series A 11/15/2046	3.6%
Metropolitan Washington Airports Authority Aviation Revenue, Series A 10/01/2049	3.4%
Municipal Electric Authority of Georgia, (BAM), Series A 01/01/2056	3.4%
State of New York Mortgage Agency Homeowner Mortgage Revenue, (SONYMA), Series 261 10/01/2054	3.4%
Irvine Facilities Financing Authority, Series A 05/01/2053	3.3%
Golden State Tobacco Securitization Corp., Series B-2 06/01/2066	3.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-1 07/01/2051	3.2%
Illinois Finance Authority, Series A 08/15/2051	3.1%

8	abrdn National Municipal Income Fund

Portfolio of Investments
As of September 30, 2024

Shares or Principal Amount		Value
MUNICIPAL BONDS —164.7%
ALABAMA—5.7%
Black Belt Energy Gas District
VRDN, Series A, 4.00%, 12/01/2052	$3,000,000	$ 3,023,210
VRDN, Series A, 5.25%, 05/01/2055	600,000	661,084
VRDN, Series D-1, 5.50%, 06/01/2049	570,000	616,721
Energy Southeast A Cooperative District, VRDN, Series B, 5.25%, 07/01/2054	1,000,000	1,107,001
Jacksonville Public Educational Building Authority, (AGM), Series A, 5.25%, 08/01/2053	3,000,000	3,251,833
Total Alabama		8,659,849
ARIZONA—3.7%
Arizona Industrial Development Authority
Series A, 7.75%, 07/01/2050(a)(b)	725,000	29,000
Series A, 4.50%, 07/01/2054	1,115,000	1,025,168
Series B, 5.00%, 01/01/2049(b)	70,000	32,375
Series D-2, 7.75%, 01/01/2054(a)(b)	50,000	19,588
Maricopa County Industrial Development Authority, Series A, 3.00%, 09/01/2051	1,000,000	773,233
Salt River Project Agricultural Improvement & Power District, Series A, 5.00%, 01/01/2047	3,000,000	3,209,657
Sierra Vista Industrial Development Authority
5.00%, 06/15/2054(a)	200,000	201,778
5.00%, 06/15/2064(a)	250,000	250,810
Total Arizona		5,541,609
ARKANSAS—0.8%
City of Osceola, VRDN, 5.50%, 04/01/2036	1,165,000	1,171,685
CALIFORNIA—19.7%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign
(AGM), Series B, 4.38%, 07/01/2049	400,000	404,759
(AGM), Series B, 4.50%, 07/01/2054	500,000	506,755
California Community Choice Financing Authority, VRDN, Series C, 5.25%, 01/01/2054	2,000,000	2,160,765
California Infrastructure & Economic Development Bank, VRDN, Series A-4, 8.00%, 01/01/2050(a)	3,095,000	3,187,597
California School Facilities Financing Authority, (AGM), Series A, 0.00%, 08/01/2049(c)	8,870,000	2,666,286
California Statewide Communities Development Authority, VRDN, Series Q, 6.50%, 05/01/2049	3,796,289	3,833,805
City & County of San Francisco Special Tax District No., Series B, 5.25%, 09/01/2049(a)	550,000	491,414
Golden State Tobacco Securitization Corp.
Series A-1, 5.00%, 06/01/2051	1,500,000	1,581,730
Series B-2, 0.00%, 06/01/2066(c)	40,820,000	4,856,637
Inland Empire Tobacco Securitization Corp.
0.00%, 06/01/2057(a)(c)	3,900,000	303,608
0.00%, 06/01/2057(a)(c)	2,500,000	166,362
Irvine Facilities Financing Authority, Series A, 4.25%, 05/01/2053	5,000,000	5,015,086
Palomar Health, 5.00%, 11/01/2030	3,335,000	3,370,900
Shares or Principal Amount		Value

Tobacco Securitization Authority of Southern California
0.00%, 06/01/2046(c)	$3,015,000	$ 530,303
0.00%, 06/01/2046(c)	3,235,000	679,782
Total California		29,755,789
COLORADO—6.1%
Colorado Educational & Cultural Facilities Authority
5.00%, 12/15/2045(a)	500,000	501,600
5.25%, 07/01/2046(a)	500,000	501,485
5.13%, 11/01/2049	765,000	765,108
Colorado Health Facilities Authority
8.00%, 08/01/2043	1,660,000	1,115,754
5.00%, 12/01/2054(a)	525,000	368,061
Series A, 5.00%, 11/01/2044	1,465,000	1,546,601
Series A, 5.00%, 05/15/2049	500,000	356,077
Series A, 4.00%, 11/15/2050	500,000	489,344
Series A, 6.25%, 12/01/2050(a)	505,000	343,615
Series A-1, 5.00%, 09/15/2048	750,000	742,541
Fountain Urban Renewal Authority, Series A, 5.50%, 11/01/2044	655,000	636,126
Public Authority for Colorado Energy
6.25%, 11/15/2028	865,000	915,557
6.50%, 11/15/2038	750,000	940,316
Total Colorado		9,222,185
DISTRICT OF COLUMBIA—3.9%
District of Columbia, 5.00%, 06/01/2050	760,000	762,971
Metropolitan Washington Airports Authority Aviation Revenue, Series A, 5.00%, 10/01/2049	5,000,000	5,184,616
Total District of Columbia		5,947,587
FLORIDA—8.6%
Capital Projects Finance Authority, Series A-1, 5.00%, 11/01/2058	1,000,000	1,008,334
Capital Trust Authority
Series A, 6.00%, 06/15/2054(a)	205,000	216,734
Series A, 6.13%, 06/15/2060(a)	325,000	344,043
City of Tampa
Series A, 0.00%, 09/01/2049(c)	3,000,000	940,545
Series A, 0.00%, 09/01/2053(c)	1,700,000	433,393
Escambia County Health Facilities Authority, Series A, 4.00%, 08/15/2050	1,150,000	1,050,028
Florida Development Finance Corp.
(AGM), 5.00%, 07/01/2044	1,000,000	1,053,176
(AGM), 5.25%, 07/01/2053	800,000	845,505
Series A, 4.00%, 12/15/2051(a)	1,680,000	1,453,865
Hillsborough County Industrial Development Authority, Series A, 3.50%, 08/01/2055	6,875,000	5,652,920
Total Florida		12,998,543
GEORGIA—7.6%
Municipal Electric Authority of Georgia
(BAM), Series A, 5.00%, 01/01/2056	5,000,000	5,153,669
Series A, 4.00%, 01/01/2059	4,000,000	3,816,395
(BAM), Series A, 5.00%, 01/01/2063	2,500,000	2,576,835
Total Georgia		11,546,899

abrdn National Municipal Income Fund	9

Portfolio of Investments   (continued)
As of September 30, 2024

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
IDAHO—3.0%
Idaho Health Facilities Authority, Series A, 3.00%, 03/01/2051	$4,630,000	$ 3,504,812
Idaho Housing & Finance Association, Series A, 4.00%, 07/15/2039	1,000,000	1,017,163
Total Idaho		4,521,975
ILLINOIS—9.9%
Chicago Board of Education Dedicated Capital Improvement Tax
5.00%, 04/01/2045	585,000	622,436
5.00%, 04/01/2046	905,000	916,463
(BAM), 5.75%, 04/01/2048	4,000,000	4,487,186
Chicago O'Hare International Airport
Series A, 5.00%, 01/01/2048	2,500,000	2,567,276
Series B, 5.00%, 01/01/2031	750,000	750,328
Illinois Finance Authority, Series A, 5.00%, 08/15/2051	4,355,000	4,645,934
St. Clair County Community Unit School District No. 187 Cahokia
(AGM), Series A, 5.00%, 01/01/2049	320,000	341,860
(AGM), Series A, 5.00%, 01/01/2054	600,000	637,958
Total Illinois		14,969,441
INDIANA—0.6%
Indiana Finance Authority
Series A, 5.00%, 07/01/2059	350,000	360,190
Series A, 5.25%, 07/01/2064	500,000	522,281
Town of Shoals, 7.25%, 11/01/2043	25,000	25,055
Total Indiana		907,526
LOUISIANA—2.1%
Greater Ouachita Water Co., (BAM), 4.50%, 09/01/2053	1,000,000	1,018,634
Louisiana Public Facilities Authority, 5.75%, 09/01/2064	2,000,000	2,224,022
Total Louisiana		3,242,656
MARYLAND—0.7%
Maryland Economic Development Corp.
Series A-1, 5.00%, 06/01/2038	460,000	485,205
Series A-1, 5.00%, 06/01/2039	500,000	523,455
Total Maryland		1,008,660
MASSACHUSETTS—2.7%
Massachusetts Development Finance Agency
Series N, 5.25%, 10/01/2039	580,000	614,665
Series N, 5.00%, 10/01/2043	1,075,000	1,099,014
Massachusetts Port Authority, Series B, 4.00%, 07/01/2046	2,500,000	2,390,821
Total Massachusetts		4,104,500
MINNESOTA—4.7%
City of Apple Valley
Series B, 5.00%, 01/01/2047	715,000	435,744
Series D, 7.00%, 01/01/2037	685,000	440,177
Series D, 7.25%, 01/01/2052	1,035,000	586,147
City of Bethel Housing & Health Care Facilities Revenue, Series A, 5.50%, 12/01/2048	500,000	497,840
Shares or Principal Amount		Value

City of Brooklyn Park
Series A, 5.00%, 03/01/2034	$860,000	$ 860,258
Series A, 5.00%, 03/01/2039	170,000	168,546
City of Hayward, 5.75%, 02/01/2044	500,000	419,778
City of Minneapolis
5.00%, 11/01/2035	220,000	213,877
5.25%, 11/01/2045	850,000	818,295
City of Otsego, Series A, 5.00%, 09/01/2034	230,000	229,551
City of Rochester, Series A, 6.88%, 12/01/2048	1,220,000	1,220,386
City of St. Cloud, Series A, 5.00%, 04/01/2046	375,000	323,896
Housing & Redevelopment Authority of The City of St. Paul Minnesota
Series A, 5.50%, 07/01/2038(a)	240,000	245,103
Series A, 5.30%, 07/01/2045	630,000	631,916
Total Minnesota		7,091,514
MISSISSIPPI—1.9%
Mississippi Business Finance Corp., VRDN, Series A, 4.30%, 11/01/2032	2,940,000	2,940,000
NEW HAMPSHIRE—4.4%
New Hampshire Business Finance Authority
Series 2, 4.25%, 07/20/2041	2,330,339	2,343,215
VRN, Series 2, 4.16%, 10/20/2041	1,998,162	1,991,324
Series 2, 3.63%, 08/20/2039	998,028	955,982
Series A, 5.25%, 07/01/2048	1,250,000	1,338,822
Total New Hampshire		6,629,343
NEW JERSEY—1.8%
New Jersey Housing & Mortgage Finance Agency, (FHA), (GNMA), Series B, 5.25%, 12/20/2065	425,000	450,876
New Jersey Transportation Trust Fund Authority, (BAM), Series AA, 4.00%, 06/15/2050	2,210,000	2,215,920
Total New Jersey		2,666,796
NEW YORK—26.7%
City of New York, Series B-1, 5.25%, 10/01/2047	1,500,000	1,663,690
New York City Housing Development Corp.
Series A, 4.85%, 11/01/2053	500,000	512,372
Series A, 5.00%, 05/01/2063	2,000,000	2,090,059
New York Liberty Development Corp., (BAM), Series A, 2.88%, 11/15/2046	7,000,000	5,498,037
New York State Dormitory Authority, (AGM), Series A, 3.00%, 09/01/2050	5,600,000	4,434,324
New York State Thruway Authority, Series C, 5.00%, 03/15/2053	4,000,000	4,327,886
New York Transportation Development Corp.
6.00%, 04/01/2035	500,000	565,331
6.00%, 06/30/2054	500,000	546,363
5.00%, 06/30/2060	4,000,000	4,106,478
(AGM), 5.13%, 06/30/2060	2,950,000	3,081,277
(AGM), 5.25%, 06/30/2060	2,250,000	2,401,689
5.38%, 06/30/2060	500,000	522,354
State of New York Mortgage Agency Homeowner Mortgage Revenue
(SONYMA), Series 250, 4.90%, 10/01/2053	3,495,000	3,586,568
(SONYMA), Series 261, 4.65%, 10/01/2054	5,000,000	5,090,021

10	abrdn National Municipal Income Fund

Portfolio of Investments   (continued)
As of September 30, 2024

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
NEW YORK (continued)
Suffolk Regional Off-Track Betting Co., 6.00%, 12/01/2053	$200,000	$ 210,880
Westchester County Local Development Corp.
(AGM), 5.75%, 11/01/2048	200,000	228,580
Series A, 5.00%, 05/01/2034	1,500,000	1,503,377
Total New York		40,369,286
NORTH CAROLINA—0.7%
North Carolina Medical Care Commission
Series 2024B-1, 4.25%, 10/01/2028	220,000	222,107
Series A, 5.13%, 10/01/2054	790,000	826,996
Total North Carolina		1,049,103
OHIO—2.5%
Buckeye Tobacco Settlement Financing Authority, Series A-2, 4.00%, 06/01/2048	3,000,000	2,799,579
County of Cuyahoga, 5.50%, 02/15/2057	1,000,000	1,021,073
Total Ohio		3,820,652
OREGON—1.9%
Union County Hospital Facility Authority, 5.00%, 07/01/2047	500,000	501,424
Washington County School District No. 13 Banks, (SCH BD GTY), Series A, 0.01%, 06/15/2051(c)	8,505,000	2,420,296
Total Oregon		2,921,720
PENNSYLVANIA—7.5%
Huntingdon County General Authority, Series T, 5.00%, 10/01/2051	2,500,000	2,496,091
Montgomery County Higher Education & Health Authority
Series A, 5.00%, 09/01/2043	3,515,000	3,640,791
(AGM), Series B, 4.00%, 05/01/2056	3,500,000	3,268,524
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Series A, 3.00%, 12/01/2051	2,500,000	2,009,919
Total Pennsylvania		11,415,325
PUERTO RICO—8.4%
Commonwealth of Puerto Rico, Series A1, 4.00%, 07/01/2046	2,340,000	2,207,343
GDB Debt Recovery Authority of Puerto Rico, 7.50%, 08/20/2040	5,776,338	5,617,488
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A-1, 0.00%, 07/01/2051(c)	19,613,000	4,810,816
Total Puerto Rico		12,635,647
SOUTH CAROLINA—1.7%
South Carolina Jobs-Economic Development Authority, Series A, 4.50%, 11/01/2054	2,500,000	2,547,136
TENNESSEE—2.2%
Knox County Health Educational & Housing Facility Board, (BAM), Series A-1, 5.00%, 07/01/2064	450,000	469,221
Shares or Principal Amount		Value

Metropolitan Nashville Airport Authority, Series B, 5.00%, 07/01/2040	$2,500,000	$ 2,517,081
Shelby County Health & Educational Facilities Board, Series A1, 5.25%, 06/01/2056(a)	375,000	391,117
Total Tennessee		3,377,419
TEXAS—15.4%
Arlington Higher Education Finance Corp.
(PSF-GTD), 4.25%, 06/15/2059	850,000	842,103
Series A, 5.00%, 08/15/2049	420,000	421,865
Series A, 5.00%, 08/15/2054	1,200,000	1,202,021
City of Austin Airport System Revenue, 5.00%, 11/15/2052	2,000,000	2,113,819
Clifton Higher Education Finance Corp.
(PSF-GTD), 4.25%, 04/01/2048	2,000,000	2,010,157
(PSF-GTD), 4.00%, 08/15/2049	300,000	295,586
(PSF-GTD), 4.00%, 08/15/2054	500,000	483,862
(PSF-GTD), Series A, 4.00%, 08/15/2044	560,000	558,669
(PSF-GTD), Series A, 4.13%, 08/15/2049	160,000	157,797
(PSF-GTD), Series A, 4.25%, 08/15/2053	35,000	35,762
Series A, 6.00%, 06/15/2054(a)	200,000	202,162
London Independent School District, (PSF-GTD), 4.00%, 08/15/2052	2,500,000	2,447,065
New Hope Cultural Education Facilities Finance Corp.
Series A, 5.00%, 07/01/2051	135,000	110,192
Series B, 4.75%, 07/01/2051	160,000	89,600
Series C, 5.50%, 07/01/2046(b)	1,250,000	306,250
Series C, 5.75%, 07/01/2051(b)	1,000,000	245,000
Series D, 7.00%, 07/01/2051(b)	1,350,000	189,000
Newark Higher Education Finance Corp., (PSF-GTD), Series A, 4.38%, 08/15/2059	4,000,000	4,003,526
Texas Municipal Gas Acquisition & Supply Corp. IV, VRDN, Series B, 5.50%, 01/01/2054	2,250,000	2,558,477
Texas Private Activity Bond Surface Transportation Corp.
5.00%, 12/31/2055	955,000	955,044
5.00%, 06/30/2058	3,985,000	4,078,964
Total Texas		23,306,921
UTAH—1.3%
City of Salt Lake City Airport Revenue, (AGM), Series A, 4.00%, 07/01/2051	2,000,000	1,925,297
WASHINGTON—4.1%
Skagit County Public Hospital District No. 1, 5.50%, 12/01/2054	900,000	970,588
Washington Higher Education Facilities Authority, 4.00%, 04/01/2047	3,000,000	2,883,630
Washington State Housing Finance Commission, 6.38%, 07/01/2063(a)	2,125,000	2,358,652
Total Washington		6,212,870

abrdn National Municipal Income Fund	11

Portfolio of Investments   (concluded)
As of September 30, 2024

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
WISCONSIN—4.4%
Public Finance Authority
6.25%, 02/01/2039(a)	$3,040,000	$ 3,174,806
5.00%, 06/15/2049	500,000	504,332
7.00%, 12/01/2050(a)	380,000	389,373
Series A, 5.25%, 06/15/2054	700,000	719,393
Series A, 5.00%, 12/15/2054(a)	385,000	391,677
Series A, 5.00%, 02/01/2062	1,475,000	1,515,208
Total Wisconsin		6,694,789
Total Municipal Bonds		249,202,722
SHORT-TERM INVESTMENT—0.0%
BlackRock Liquidity Funds MuniCash, Institutional shares	1	1
Total Short-Term Investment		1
Total Investments (Cost $242,502,332)—164.7%		249,202,723
Liabilities in Excess of Other Assets—(64.7%)		(97,860,466)
Net Assets—100.0%		$151,342,257

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Zero coupon bond. Rate represents yield to maturity.

VRDN	Variable Rate Demand Note
VRN	Variable Rate Note

See Accompanying Notes to Financial Statements.

12	abrdn National Municipal Income Fund

Statement of Assets and Liabilities
As of September 30, 2024

Assets
Investments, at value (cost $242,502,331)	$ 249,202,722
Short-term investment, at value (cost $1)	1
Cash	6,739
Interest and dividends receivable	2,900,227
Prepaid expenses in connection with preferred shares (Note 6)	40,489
Prepaid expenses	7,074
Total assets	252,157,252
Liabilities
Liquidation value of preferred shares	99,000,000
Payable for investments purchased	1,646,451
Trustee fees payable	45,625
Investment management fees payable (Note 3)	40,769
Investor relations fees payable (Note 3)	18,646
Administration fees payable (Note 3)	16,380
Other accrued expenses	47,124
Total liabilities	100,814,995

Net Assets	$151,342,257
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 12,278
Paid-in capital in excess of par	180,134,984
Accumulated loss	(28,805,005)
Net Assets	$151,342,257
Net asset value per share based on 12,278,003 shares issued and outstanding	$12.33

See Accompanying Notes to Financial Statements.
abrdn National Municipal Income Fund	13

Statement of Operations
For the Year Ended September 30, 2024

Net Investment Income
Investment Income:
Interest and amortization of discount and premium and other income	$ 12,023,934
Total investment income	12,023,934
Expenses:
Investment management fee (Note 3)	972,206
Administration fee (Note 3)	194,441
Trustees' fees and expenses	171,365
Legal fees and expenses	159,479
Independent auditors’ fees and tax expenses	103,683
Investor relations fees and expenses (Note 3)	59,609
Insurance expense	33,783
Transfer agent’s fees and expenses	21,149
Reports to shareholders and proxy solicitation	17,641
Custodian’s fees and expenses	1,978
Miscellaneous	27,897
Total operating expenses, excluding dividend expense	1,763,231
Dividend and related expenses on preferred shares (Note 6)	4,553,059
Total operating expenses before reimbursed/waived expenses	6,316,290
Expenses waived (Note 3)	(181,437)
Net expenses	6,134,853

Net Investment Income	5,889,081
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments	(3,971,465)
(3,971,465)
Net change in unrealized appreciation/depreciation on:
Investments	29,369,060
29,369,060
Net realized and unrealized gain from investments	25,397,595
Change in Net Assets Resulting from Operations	$31,286,676

See Accompanying Notes to Financial Statements.
14	abrdn National Municipal Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2024	For the Period From April 1, 2023 to September 30, 2023	For the Year Ended March 31, 2023(a)
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$5,889,081	$2,958,343	$8,659,677
Net realized loss from investments	(3,971,465)	(4,724,472)	(24,543,349)
Net change in unrealized appreciation/depreciation on investments	29,369,060	(14,222,498)	(10,657,292)
Net increase/(decrease) in net assets resulting from operations	31,286,676	(15,988,627)	(26,540,964)
Distributions to Shareholders From:
Distributable earnings	(5,954,833)	(2,701,161)	(8,622,394)
Return of capital	–	–	(1,132,057)
Net decrease in net assets from distributions	(5,954,833)	(2,701,161)	(9,754,451)
Cost of Shares Redeemed	–	–	(103,710,362)
Change in net assets	25,331,843	(18,689,788)	(140,005,777)
Net Assets:
Beginning of year	126,010,414	144,700,202	284,705,979
End of year	$151,342,257	$126,010,414	$144,700,202

(a)	Audited by a different independent registered public accounting firm.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
abrdn National Municipal Income Fund	15

Statement of Cash Flows
For the Year Ended  September 30, 2024

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 31,286,676
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(183,713,606)
Investments sold and principal repayments	184,868,076
Net change in short-term investments, excluding foreign government	(1)
Net amortization/accretion of premium/(discount)	(931,019)
Decrease in interest, dividends and other receivables	66,361
(Increase) decrease in due from Investment Manager	248,995
Increase in prepaid expenses	(37,383)
Increase in accrued investment management fees payable	40,769
Decrease in other accrued expenses	(181,168)
Net change in unrealized appreciation of investments	(29,369,060)
Net realized loss on investments transactions	3,971,465
Net cash provided by operating activities	6,250,105
Cash flows from financing activities:
Decrease in payable to custodian	$ (288,533)
Distributions paid to shareholders	(5,954,833)
Net cash used in financing activities	(6,243,366)
Net change in cash	6,739
Unrestricted and restricted cash and foreign currency, beginning of year	–
Unrestricted and restricted cash and foreign currency, end of year	$6,739
Supplemental disclosure of cash flow information:
Cash paid for dividend and related expenses on preferred shares	$4,553,059
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
16	abrdn National Municipal Income Fund

Financial Highlights

	For the Year Ended September 30,	For the Period From April 1, 2023 to September 30,	For the Fiscal Years Ended March 31,
	2024	2023 (a)	2023 (b)	2022 (b)	2021 (b)	2020 (b)
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year	$10.26	$11.79	$13.59	$14.84	$13.71	$14.44
Net investment income(c)(d)	0.48	0.24	0.47	0.51	0.58	0.54
Net realized and unrealized gains/(losses) on investments	2.08	(1.55)	(1.73)	(1.12)	1.12	(0.57)
Total from investment operations applicable to common shareholders	2.56	(1.31)	(1.26)	(0.61)	1.70	(0.03)
Distributions to common shareholders from:
Net investment income	(0.49)	(0.22)	(0.48)	(0.54)	(0.51)	(0.55)
Net realized gains	–	–	–	(0.10)	(0.06)	(0.15)
Return of capital	–	–	(0.06)	–	–	–
Total distributions	(0.49)	(0.22)	(0.54)	(0.64)	(0.57)	(0.70)
Net asset value per common share, end of year	$12.33	$10.26	$11.79	$13.59	$14.84	$13.71
Market price, end of year	$11.17	$8.61	$10.67	$12.65	$13.12	$12.24
Total Investment Return Based on(e):
Market price	36.06%	(17.48%)	(11.51%)	0.92%	12.11%	1.35%
Net asset value	26.04%	(11.01%)	(9.25%)	(4.15%)	13.20%	(0.24%)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$151,342	$126,010	$144,700	$284,706	$67,182	$62,085
Average net assets applicable to common shareholders (000 omitted)(f)	$144,052	$141,600	$–	$–	$–	$–
Net operating expenses, net of fee waivers	4.26%	4.11%(g)	2.89%	1.57%	1.66%	2.27%
Gross operating expenses, excluding fee waivers	4.38%	4.58%(g)	2.89%	1.57%	1.66%	2.27%
Net operating expenses, net of fee waivers, excluding dividend expense	1.10%	1.01%(g)	1.39%	1.04%	1.02%	1.11%
Net Investment income(h)	4.09%	4.17%(g)	3.83%	3.45%	4.03%	3.69%
Portfolio turnover	72%	65%	94%	75%	19%	33%
Total leverage (preferred stock) outstanding (000 omitted)(i)	$99,000	$99,000	$99,000	$135,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period(i)	$252,871	$227,283	$246,162	$310,893	$323,942	$306,949 See Accompanying Notes to Financial Statements.
abrdn National Municipal Income Fund	17

Financial Highlights  (concluded)

	For the Year Ended September 30,	For the Period From April 1, 2023 to September 30,	For the Fiscal Years Ended March 31,
	2024	2023 (a)	2023 (b)	2022 (b)	2021 (b)	2020 (b)
Liquidation value per share of preferred shares(i)	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000

(a)	Effective as of the close of business on July 7, 2023, abrdn assumed responsibility for the management of the Fund from Delaware Management Company, a series of Macquarie Investment Management Business Trust.
(b)	Beginning with the period ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(c)	Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.37, $0.18, $0.28, $0.08, $0.08, $0.17, and $0.18 per share for the fiscal year ended September 30, 2024, period ended September 30, 2023 and for the years ended March 31, 2023, 2022, 2021, 2020, and 2019, respectively.
(d)	Based on average shares outstanding.
(e)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(f)	Average net assets applicable to common shareholders were not shown for the fiscal years ended March 31, 2023, 2022, 2021, 2020, and 2019.
(g)	Annualized.
(h)	The ratio of net investment income excluding dividend expense to average net assets for the fiscal year ended September 30, 2024 was 7.12%. The annualized ratio of net investment income excluding dividend expense to average net assets for the period ended September 30, 2023 was 6.80%. The ratio of net investment income excluding dividend expense to average net assets for the years ended March 31, 2023, 2022, 2021, 2020, and 2019 were 5.33%, 3.98%, 4.67%, 4.84%, and 5.45%, respectively.
(i)	In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on February 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2017 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares. When the Fund acquired Delaware Investments Colorado Municipal Income Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund II, Inc. on February 11, 2022, it also acquired the Series 2049 preferred shares used as leverage by those funds, which are reflected in the value of preferred shares outstanding in the table above. 36,000,000 were redeemed to fund the tender offer on December 16, 2022.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
18	abrdn National Municipal Income Fund

Notes to  Financial Statements
September 30, 2024

1.  Organization
abrdn National Municipal Income Fund (formerly, Delaware Investments National Muncipal Income Fund) (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. The Fund is diversified for purposes of the 1940 Act. The Fund’s investment objective is to seek to provide current income exempt from regular federal income tax, consistent with the preservation of capital.
Effective close of business on July 7, 2023, abrdn Inc. (“abrdn” or the "Investment Manager") assumed responsibility for the management of the Fund from Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.  As noted within the Fund’s proxy statement, the Fund’s name changed simultaneously with the change of investment manager. The Fund’s ticker symbol and CUSIP did not change.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn, the Fund's Investment Manager, as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

abrdn National Municipal Income Fund	19

Notes to  Financial Statements  (continued)
September 30, 2024

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Investment
Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Municipal Bonds	$–	$249,202,722	$–	$249,202,722
Short-Term Investment	1	–	–	1
Total Investments	$1	$249,202,722	$–	$249,202,723
Total Investment Assets	$1	$249,202,722	$–	$249,202,723
Amounts listed as “–” are $0 or round to $0.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis.
Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.
d.  Distributions:
The Fund intends to make regular monthly distributions of net investment income to holders of common shares. The Fund expects to pay its common shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any.
Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.

20	abrdn National Municipal Income Fund

Notes to  Financial Statements  (continued)
September 30, 2024

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.
e.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2024 are subject to such review.
3.  Agreements and Transactions with Affiliates
a.  Investment Manager:
abrdn serves as the Fund’s Investment Manager pursuant to an investment management agreement (the “Management Agreement”) with the Fund. The Investment Manager is a wholly-owned indirect subsidiary of abrdn plc. In rendering management services, the Investment Manager may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Investment Manager.
As compensation for its services to the Fund, the Investment Manager receives an annual investment advisory fee at an annual rate of 0.40% of the average daily "Managed Assets" of the Fund during the month. "Managed Assets" are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund's accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). For the fiscal year ended September 30, 2024, the Fund paid the Investment Manager $972,206.
The Investment Manager entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through July 10, 2025. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, taxes, interest, brokerage commissions, and any non-routine expenses) from exceeding 1.07% of the average daily net assets of the Fund on an annualized basis. The total amount of the waiver for the fiscal year ended September 30, 2024 pursuant to the Expense Limitation Agreement was $181,437.
The Investment Manager may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Investment Manager limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Investment Manager, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).
As of September 30, 2024, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Investment Manager from the Fund, based on expenses reimbursed by the Investment Manager, including adjustments described above, would be:
Amount Fiscal Period 2023 (Expires 09/30/26)	$325,793
Amount Fiscal Year 2024 (Expires 09/30/27)	$181,437
Total*	$507,230

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.  Fund Administrator:
abrdn is the Fund’s Administrator. Pursuant to the Administration Agreement, abrdn receives a fee paid by the Fund, at an annual fee rate of 0.08% of the Fund’s average daily net assets. State Street Bank and Trust Company serves as the Fund's Sub-Administrator. For the fiscal year ended September 30, 2024 pursuant to the Administration Agreement, abrdn earned $194,441 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn provides and/or engages third parties to provide investor relations

abrdn National Municipal Income Fund	21

Notes to  Financial Statements  (continued)
September 30, 2024

services to the Fund and certain other funds advised by the Investment Manager or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn (or third parties engaged by abrdn), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the fiscal year ended September 30, 2024, the Fund incurred investor relations fees of approximately $59,609. For the fiscal year ended September 30, 2024, abrdn did not contribute to the investor relations fees for the Fund because the Fund's contribution was below 0.05% of the Fund's average weekly net assets on an annual basis.
d.  Purchase/Sale Transactions Between Affiliates
The Fund is permitted to buy or sell securities with funds that have a common investment manager (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the 1940 Act (“Rule 17a-7”). During the fiscal year ended September 30, 2024, the Fund did not engage in any purchases of securities pursuant to Rule 17a-7.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended September 30, 2024, were $173,560,057 and $173,068,075, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.001 per common share. As of September 30, 2024, there were 12,278,003 shares of common stock issued and outstanding. Shares issuable under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. During the fiscal year ended September 30, 2024 and the period April 1, 2023 to September 30, 2023 and the years ended March 31, 2023 and March 31, 2022, the Fund did not issue any shares under its dividend reinvestment plan.
6.  Muni-MultiMode Preferred Shares
On April 25, 2019, the Fund priced private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the 1933 Act, of approximately $30 million of Muni-MultiMode Preferred Shares, Series 2049 ("MMP"), with a $100,000 liquidation value per share. The Fund used the net proceeds from each offering to redeem its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 ("VMTP"). The Fund issued MMP shares in the same amount and value as its previously outstanding  VMTP shares. On February 11, 2022, the Fund acquired the assets of Delaware Investments Colorado Municipal Income Fund, Inc. (“VCF”) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (“VMM”), which included Series 2049 MMP preferred shares issued by each of VCF and VMM used as leverage (the “Reorganization”). The Reorganization caused the Fund’s total preferred shares outstanding to equal $135 million, with VCF’s Series 2049 MMP preferred shares becoming Series 2 and VMM’s Series 2049 MMP preferred shares becoming Series 3 of the MMP shares issued by the Fund. The Fund’s original tranche of Series 2049 MMP preferred shares is Series 1. The terms of the Series 2 and Series 3 MMP shares are substantially similar to those of the Series 1. In connection with the  2022 tender offer the Fund accordingly reduced its outstanding MMP Preferred Shares by redeeming 360 Preferred Shares at the $100,000 liquidation preference per share, plus an additional amount representing the final accumulated dividend amounts owed to be paid to preferred shareholders. The redemption occurred on December 20, 2022. After this the total preferred shares outstanding was $99,000,000.
The MMP shares are a floating rate form of preferred stock with a mandatory term redemption. The mandatory term redemption date for these offerings is April 1, 2049. MMP shares have the option at either the request of the purchaser or issuer to be converted to a variable rate demand preferred (“VRDP”) structure. The converted VRDP shares could then be offered for sale to certain institutional investors. The VRDP could continue to remain outstanding for the remainder of the MMP shares’ 30-year term. MMP dividends are set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index. MMP shares represent the preferred stock of the Fund and are senior, with priority in all respects, to the Fund’s common shares as to payments of dividends. MMP shares are redeemable at par. The Fund may be obligated to redeem certain of the MMP shares if the Fund fails to maintain certain asset

22	abrdn National Municipal Income Fund

Notes to  Financial Statements  (continued)
September 30, 2024

coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on MMP shares are set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the MMP shares by Fitch Ratings (“Fitch”).
The weighted average dividend rate for all of the Fund’s MMP shares for the fiscal year ended September 30, 2024 is 4.52%. The average balance for the fiscal year ended September 30, 2024 was $99,000,000.
The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt the Fund’s overall performance. Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch, funding dividend payments, or funding redemptions), the Fund will pay additional fees with respect to the leverage.
For financial reporting purposes, the MMP shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the MMP shares is recorded as a liability in the "Statement of assets and liabilities". Dividends accrued and paid on the MMP shares are included as a component of dividend expense on preferred shares in the "Statement of operations". The MMP shares are treated as equity for legal and tax purposes. Dividends paid to holders of the MMP shares are generally classified as tax-exempt income for tax-reporting purposes.
7.  Portfolio Investment Risks
a.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the actual or perceived financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.
b.  Geographic Focus Risk:
The Fund's performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Fund investing a large percentage of its assets in issuers located in a single state,  small number of states, or a particular geographic region. Also, the Fund's performance may be more closely tied to the market, economic, or regulatory conditions in those states, regions, or municipalities.
c.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
d.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund may be subject to greater interest rates risk due to the changing monetary and interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
e.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.

abrdn National Municipal Income Fund	23

Notes to  Financial Statements  (continued)
September 30, 2024

f.  Municipal Securities Risk
The Fund is subjected to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be volatile, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk. From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and any adverse changes to such projects may have a significant negative impact on the Fund’s investment performance.
g.  Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
h.  Tobacco Related Bonds Risk
The Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the
Master Settlement Agreement (“MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
The MSA settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.
8.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

9.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of September 30, 2024, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$242,153,024	$10,223,968	$(3,174,269)	$7,049,699
24	abrdn National Municipal Income Fund

Notes to  Financial Statements  (concluded)
September 30, 2024

The tax character of distributions paid during the fiscal year ended September 30, 2024, fiscal period ended September 30, 2023 and fiscal year ended March 31, 2023 were as follows:
	September 30, 2024	September 30, 2023	March 31, 2023
Distributions paid from:
Ordinary Income	$-	$-	$53,547
Tax Exempt Distributions	5,954,833	2,701,161	8,568,847
Return of Capital	-	-	1,132,057
Total tax character of distributions	$5,954,833	$2,701,161	$9,754,451
Amounts listed as “–” are $0 or round to $0.
As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Accumulated Capital and Other Losses	$-
Capital loss carryforward	$(35,699,649)*
Other currency gains	-
Other Temporary Differences	(155,053)
Unrealized Appreciation/(Depreciation)	7,049,697**
Total accumulated earnings/(losses) – net	$(28,805,005)
Amounts listed as “–” are $0 or round to $0.
*	On September 30, 2024, the Fund had a net capital loss carryforward of $(35,699,649) which will be available to offset like amounts of any future taxable gains. .. The Fund is permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$18,920,528	Unlimited (Short—Term)
16,779,121	Unlimited (Long—Term)
** The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to book and tax amortization methods for premiums and discounts on fixed income securities and the tax deferral of wash sales.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to tax return of capital. These reclassifications have no effect on net assets or net asset values per share.
Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$(52,908)	$52,908
10.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2024, other than as noted below.
On October 9, 2024 and November 11, 2024 the Fund announced that it will pay on October 31, 2024 and November 29, 2024, respectively, a distribution of US $0.0500 per share to all shareholders of record as of October 24, 2024 and November 21, 2024, respectively.

abrdn National Municipal Income Fund	25

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Trustees
abrdn National Municipal Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn National Municipal Income Fund (the Fund), including the portfolio of investments, as of September 30, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and for the period from April 1, 2023 to September 30, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and for the period from April 1, 2023 to September 30, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended and for the period from April 1, 2023 to September 30, 2023, and the financial highlights for the year then ended and for the period from April 1, 2023 to September 30, 2023, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended March 31, 2023 and the financial highlights for each of the years in the four-year period ended March 31, 2023 were audited by other independent registered public accountants whose report, dated June 9, 2023, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian or brokers, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
November 29, 2024
26	abrdn National Municipal Income Fund

Federal Tax Information: Dividends and Distributions  (Unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended December 31, 2024. In February 2025, shareholders will receive Form 1099-DIV. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.
abrdn National Municipal Income Fund	27

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on September 30, 2024. The description of the proposal and number of shares voted at the meeting are as follows:
To re-elect Trustees to Board of Trustees:
	Votes For	Votes Against/ Withheld
Christian Pittard (common & preferred)	9,823,801	346,551
Todd Reit (common & preferred)	9,843,574	326,778
Nancy Yao (preferred only)	990	-
C. William Maher (preferred only)	990	-
28	abrdn National Municipal Income Fund

Additional Information Regarding the Fund (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal period ended September 30, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, except that the Fund has removed the 20% limitation on the percentage of its portfolio that may be invested in securities that generate interest that is subject to federal alternative minimum tax and the Fund has revised the range of the dollar-weighted average effective maturity of securities in which it may invest (under normal market conditions) from between 20 and 30 years to between 15 and 30 years, (ii) no material changes to the Fund's principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.
Investment Objectives and Policies
The Fund seeks to achieve its investment objective by investing under normal circumstances, substantially all (at least 80%) of its net assets in “Municipal Obligations.” “Municipal Obligations” are debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status). The Fund may invest without limitation in securities that generate interest that is subject to federal alternative minimum tax. The Fund may invest without limitation in uninsured, “investment grade” Municipal Obligations. “Investment grade” means that, at the time of investment, a Municipal Obligation has a credit rating of at least Baa by Moody’s Investor Service, Inc (“Moody’s”) or BBB by Standard & Poor’s Financial Services LLC (“S&P”), or is unrated but judged by the Investment Manager, to be of comparable quality. The Fund may invest up to 20% of its net assets in Municipal Obligations that are rated below investment grade or that are unrated but judged by the Investment Manager to be of comparable quality.
The Investment Manager analyzes economic and market conditions, seeking to identify the securities or market sectors that the Investment Manager thinks are the best investments for the Fund. The Fund generally invests in debt obligations issued by state and local governments and their political subdivisions, agencies, authorities, and instrumentalities that are exempt from federal income tax. The Fund may also invest in debt obligations issued by or for the District of
Columbia, and its political subdivisions, agencies, authorities, and instrumentalities or territories and possessions of the United States that are exempt from federal income tax.
The Fund will generally invest in securities for income rather than seeking capital appreciation through active trading. However, the Fund may sell securities for a variety of reasons, such as to reinvest the proceeds in higher yielding securities, to eliminate investments not consistent with the preservation of capital, to fund tender offers, or to address a weakening credit situation.
The Fund invests its assets in securities with maturities of various lengths, depending on market conditions, but will have a dollar-weighted average effective maturity of between between 15 and 30 years. The Investment Manager will adjust the average maturity of the bonds in the Fund’s portfolio to attempt to provide a current tax-exempt income, consistent with preservation of capital. The Fund may focus its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors do not suit its investment needs. The Investment Manager may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Investment Manager.
The Fund may invest without limitation in general obligation bonds in the top four quality grades or bonds that are unrated, but which the Investment Manager determines to be of equal quality. The Fund may invest without limitation in revenue bonds in the top four quality grades or bonds that are unrated, but which the Investment Manager determines to be of equal quality.
The Fund may invest without limitation in insured Municipal Obligations. In addition, insurance is available on uninsured bonds and the Fund may purchase such insurance directly. The Investment Manager will generally do so only if it believes that purchasing and insuring a Municipal Obligation provides an investment opportunity at least comparable to owning other available insured Municipal Obligations.
Private activity or private placement bonds are municipal bond issues whose proceeds are used to finance certain nongovernment activities, including some types of industrial revenue bonds such as privately owned sports and convention facilities. The Tax Reform Act of 1986 subjects interest income from these bonds to the federal alternative minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer’s compliance with specific requirements after the bonds are issued. As described above, the Fund may invest without limitation in securities that generate interest that is subject to federal alternative minimum tax. This means that a portion of the

abrdn National Municipal Income Fund	29

Additional Information Regarding the Fund (Unaudited)   (continued)

Fund’s distributions could be subject to the federal alternative minimum tax that applies to certain taxpayers. The Fund may invest without limit in advance refunded bonds.
The Fund may invest without limitation in high-quality, short-term tax-free instruments.
The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on investments in illiquid securities.
The Fund may invest without limitation in municipal lease obligations, primarily through certificates of participation rated in the top four quality grades by S&P or another nationally recognized statistical rating agency. As with the Fund’s other investments, the Investment Manager expects that investments in municipal lease obligations will be exempt from regular federal income taxes. The Fund will rely on the opinion of the bond issuer’s counsel for a determination of the bond’s tax-exempt status.
The Fund may invest in zero coupon bonds.
Credit quality restrictions for the Fund apply only at the time of purchase. The Fund may continue to hold a security whose quality rating has been lowered or, in the case of an unrated bond, after the Manager has changed its assessment of its credit quality.
The Fund may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.
Where the Investment Manager feels there is a limited supply of appropriate investments, the Fund may invest more than 25% of its total assets in Municipal Obligations relating to similar types of projects or with other similar economic, business, or political charac- teristics (such as bonds of housing finance agencies or healthcare facilities). The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry.
The Fund currently uses leverage as part of its investment strategy through the issuance of preferred shares, and may use leverage to the maximum extent permitted by the 1940 Act.  The Fund uses leverage because its Investment Manager believes that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. There is no assurance that the Fund’s leveraging strategy will be successful. Leverage involves special risks.  See “Risk Factors – Leverage Risk”.
Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.
In addition to leverage for investment purposes, the Fund may also borrow money from banks as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund investments.
 In response to unfavorable market conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These could include obligations of the US government, its agencies and instrumentalities, commercial paper, cash, certificates of deposit of domestic banks, repurchase agreements, reverse repurchase agreements, other cash equivalents, and other debt instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such investments, it may be unable to achieve its investment objective.
Risk Factors
Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:
Investment and Market Risk
An investment in the Fund's Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the global economy deteriorates, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

30	abrdn National Municipal Income Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

Management Risk
The Fund's ability to achieve its investment objective is directly related to the Investment Manager’s investment strategies for the Fund. The value of your investment in the Fund's common shares may vary with the effectiveness of the research and analysis conducted by the Investment Manager and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Investment Manager do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Investment Manager will continue to be associated with the Investment Manager for any length of time. The loss of the services of one or more key employees of the Investment Manager could have an adverse impact on the Fund's ability to realize its investment objective.
Debt Securities Risk
The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a security may default with respect to the payment of principal and interest. Credit risk associated with a particular issuer may be affected by the actual or perceived financial condition or the credit rating of the issuer, the issuer’s performance and profitability, perceptions of the issuer in the market place, and government regulations impacting the industry in which the issuer operates. Pre-payment risk refers to the risk that debt obligations are prepaid ahead of schedule. In this event, the proceeds from the prepaid securities would likely be reinvested by the Fund in securities bearing a lower interest rate. Pre-payment rates usually increase when interest rates are falling. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities. The lower a security is rated, the more it is considered to be a speculative or risky investment.
Municipal Securities Risk
Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:
Municipal Bond Tax Risk - Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue
Service may determine that a bond issued as tax-exempt should in fact be taxable, and the Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the net asset value of the Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds.
Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices without the sale significantly changing the market value of the bonds. If the Fund needed to sell large blocks of bonds to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk - While the Fund may not invest more than 25% of its total assets in the securities of any industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.
General Obligation Bonds Risks - The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks - Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

abrdn National Municipal Income Fund	31

Additional Information Regarding the Fund (Unaudited)   (continued)

Private Activity Bonds Risks - Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its principal back from the investment.
Moral Obligation Bonds Risks - Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal Notes Risks – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, municipal notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks - In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
State-Specific Risk - The Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that the Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect that State's issuers to pay interest or repay principal. To the extent a state’s government revenues rely heavily on certain earners, revenues are likely to be more volatile and to be adversely affected if the number of such earners (or their recognized income within a particular period of time) decreases. Provisions of state constitutions and statutes that limit the taxing and spending authority of governmental entities may impair the ability of state issuers to pay principal and/or interest on their obligations. Political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, pandemics, epidemics or social unrest affecting a specific state could have an adverse effect on the debt obligations of such state’s issuers. The particular states in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. As of September 30, 2024, the Fund held 10% or more of its assets in each of the following States or territories: New York (more than 20% of the Fund’s assets), California and Texas.
•	New York State-Specific Risk - Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations, particularly given large budget deficits that have been identified and may continue. While New York’s economy is broad, it does have major concentrations in certain industries, such as financial services. Adverse conditions in one or more of these industries could impair the ability of issuers of New York municipal securities to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall.
•	California State-Specific Risk - Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. YWhile California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services. Adverse conditions in one or more of these industries could impair the ability of issuers of California municipal securities to pay principal or interest on their obligations.
•	Texas State-Specific Risk - Texas’ economy relies to a significant extent on certain key industries, such as the oil and gas industry (including drilling, production and refining), chemicals production, technology and telecommunications equipment manufacturing and international trade. Adverse conditions in one or more of these industries could impair the ability of issuers of Texas municipal securities to pay principal or interest on their obligations.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, armed conflicts or other factors, political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund

32	abrdn National Municipal Income Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. The impact of the recent U.S. elections on such policies remains uncertain and policies supported by the new administration (or the reversal of policies supported by the previous administration) could impact U.S. interest rates or inflation or otherwise impact the Fund.
Interest Rate Risk
The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. For example, if interest rates increase by 1%, assuming a current portfolio duration of 7 years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 7%.
Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. The fund with a longer average portfolio duration will be more sensitive to changes in interest rates than the fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. The Fund may be subject to increased interest rate risk. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising.
High Yield Bonds and Other Lower-rated Securities Risk
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high– yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Geographic Focus Risk
The Fund’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Fund investing a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Fund’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region.
Leverage Risk
Leverage creates the following types of risks for shareholders, among other types: i) the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders; ii) the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; iii) if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined below) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.
The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any

abrdn National Municipal Income Fund	33

Additional Information Regarding the Fund (Unaudited)   (continued)

class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied.
Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach, the Investment Manager currently does not believe that these restrictions would significantly impact its management of the Fund.
The Investment Manager in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Investment Manager for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.
Alternative Minimum Tax Risk
To the extent the Fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the Fund’s distributions would be taxable for shareholders who are subject to this tax.
Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s Common Shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Investment Manager and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality. In addition, work-from-home arrangements by the Fund, the Investment Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Investment Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Market Discount Risk
Shares of closed-end investment companies frequently trade at a discount from NAV. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in the Fund's common shares trading at a discount. The risk that the Fund's common shares may trade at a discount is separate from the risk of a decline in the Fund's NAV as a result of investment activities.
Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder's basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund's NAV. Because the market price of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the Fund's control, the Fund cannot predict whether its common shares will trade at, below or above the NAV, or at, below or above the public offering price for the Fund's common shares.
Distribution Rate Risk
It is the Fund's current policy to pay distributions on a monthly basis. If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such

34	abrdn National Municipal Income Fund

Additional Information Regarding the Fund (Unaudited)   (continued)

liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.
Valuation Risk
The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Investment Manager generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Potential Conflicts of Interest Risk
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Manager believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate the Investment Manager based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Investment Manager that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
From time to time, the Investment Manager may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Investment Manager of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Investment Manager's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Investment Manager has adopted various policies to mitigate these conflicts.
In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Investment Manager. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of the fund managed by the Investment Manager or one of its affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary

abrdn National Municipal Income Fund	35

Additional Information Regarding the Fund (Unaudited)   (continued)

market, which could create a conflict for the Investment Manager between the interests of the Fund and the portfolio company, in that the ability of the Investment Manager to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other  funds managed by the Investment Manager), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.
Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Investment Manager simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Investment Manager, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Investment Manager may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Investment Manager will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.
The Investment Manager or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for other clients, and the Investment Manager will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Manager may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.
Fundamental Investment Restrictions
The following are the fundamental investment limitations of the Fund. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).
The Fund may not:
1.	make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit;
2.	borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit;
3.	underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended;
4.	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;
5.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities; and
6.	make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

36	abrdn National Municipal Income Fund

Additional Information Regarding the Fund (Unaudited)   (concluded)

Effects of Leverage
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s continued use of senior securities, Preferred Shares, the revolving credit facility and reverse repurchase agreements, as applicable, as of September 30, 2024 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective Preferred Share dividend rate and interest expense rate payable by the Fund on such instruments (based on market conditions as of September 30, 2024), and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered reverse repurchase agreements, covered credit default swaps or other derivative instruments, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(19.3%)	(11.0%)	(2.7%)	5.5%	13.8%
Based on estimated indebtedness of $99,000,000 (representing approximately 39.5% of the Fund's Managed Assets as of September 30, 2024), and a weighted average annual interest rate of 4.20% (interest rate on the preferred shares as of September 30, 2024), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 1.66% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements—the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Investment Manager's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

abrdn National Municipal Income Fund	37

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE American, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE American or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

38	abrdn National Municipal Income Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn National Municipal Income Fund	39

Management of the Fund  (Unaudited)
As of September 30, 2024

The names, years of birth and business addresses of the Board Members and officers of the Fund as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Investment Manager are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Christian Pittard*** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Trustee and Vice President	Since 2023	Mr. Pittard is Head of Closed End Funds for abrdn responsible for the US and UK businesses. He is also Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US.	12 Registrants consisting of 12 Portfolios	None.
Independent Board Members
C. William Maher c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Preferred Share Trustee	Since 2023	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7 Registrants consisting of 7 Portfolios	None.
Todd Reit c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chair of the Board; Trustee	Since 2023	Mr. Reit is a a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	9 Registrants consisting of 9 Portfolios	None.
40	abrdn National Municipal Income Fund

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Nancy Yao c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Preferred Share Trustee	Since 2023	Ms. Yao is an assistant professor adjunct and assistant dean at the David Geffen School of Drama at Yale University where she teachings financial accounting and governance to graduate students. Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit places like Goldman Sachs, Yale-China Association, and CFRA. She is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.	8 Registrants consisting of 8 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (20 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of September 30, 2024 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Pittard is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.
abrdn National Municipal Income Fund	41

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President	Since 2023	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President; Treasurer and Chief Financial Officer	Since 2023	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	President Since 2024; Fund Officer Since 2023	Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2023	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President, Secretary	Since 2023	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2023	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Miguel Laranjeiro abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1983	Vice President	Since 2023	Currently, Investment Director, Municipals for abrdn. Mr. Laranjeiro joined abrdn in 2018.
42	abrdn National Municipal Income Fund

Management of the Fund  (Unaudited)  (concluded)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2023	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Jonathan Mondillo** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1983	Vice President	Since 2023	Currently, Head of U.S. Fixed Income. He joined the firm in 2018. Previously he managed mutual funds at Alpine Woods Capital Investors, LLC.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2023	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
Michael Taggart** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2023	Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
abrdn National Municipal Income Fund	43

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Corporate Information

Trustees
Todd Reit, Chair
C. William Maher
Christian Pittard
Nancy Yao
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn National Municipal Income Fund are traded on the NYSE American under the symbol “VFL.” Information about the Fund’s net asset value and market price is available at www.abrdnvfl.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn National Municipal Income Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

VFL-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

(a)	As of September 30, 2024, abrdn National Municipal Income Fund (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that C. William Maher, a member of the Board of Trustees’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Maher as the Audit Committee’s financial expert. Mr. Maher is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
September 30, 2024	$85,400	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
September 30, 2023	$80,000	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
September 30, 2024	$0	$0	$629,124	$629,124
September 30, 2023	$0	$0	$1,171,994	$1,171,994

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended September 30, 2024, the Audit Committee members were:

C. Willam Maher

Nancy Yao

Todd Reit

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the individuals listed below have primary responsibility for the day-to-day management of their respective sleeves of the Fund’s portfolio.

Individual & Position	Past Business Experience	Served on the Fund Since
Miguel Laranjeiro Investment Director	Miguel Laranjeiro is an Investment Director within the Municipals team at abrdn where he is responsible for asset allocation and investment managment decisions for the abrdn Ultra Short Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Intermediate Municipal Income Fund at abrdn. Miguel experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine's two municipal funds, Alpine Ultra Short Municipal Income Fund (ATOIX) and Alpine High Yield Managed Duration Fund (AHYMX). Previously, Miguel worked for Thomson Reuters as an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.	2023
Jonathan Mondillo Head of US Fixed Income	Jonathan Mondillo is Head of US Fixed Income at abrdn. He is responsible for overseeing all public and private markets fixed income teams in the region, which include IG Credit, HY Credit, Municipals, and USPP. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by abrdn. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.	2023

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of September 30, 2024.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Jonathan Mondillo[1]	Registered Investment Companies	5	$1,137.82	0	$0
	Pooled Investment Vehicles	1	$75.75	0	$0
	Other Accounts	8	$1,930.82	0	$0

Miguel Laranjeiro [1]	Registered Investment Companies	5	$1,137.82	0	$0
	Pooled Investment Vehicles	1	$75.75	0	$0
	Other Accounts	8	$1,930.82	0	$0

1 Includes accounts managed by the US Municipals Team and US Investment Grade Fixed Income Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of September 30, 2024
Miguel Laranjeiro	None
Jonathan Mondillo	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2023-Oct. 31, 2023)	—	—	—	—
Month #2 (Nov. 1, 2023 – Nov. 30, 2023)	—	—	—	—
Month #3 (Dec. 1, 2023– Dec. 31, 2023)	—	—	—	—
Month #4 (Jan. 1, 2024 – Jan. 31, 2024)	—	—	—	—
Month #5 (Feb. 1, 2024 – Feb. 28, 2024)	—	—	—	—
Month #6 (Mar. 1, 2024 – Mar. 31, 2024)	—	—	—	—
Month #7 (Apr. 1, 2024 – Apr. 30, 2024)	—	—	—	—
Month #8 (May 1, 2024 – May 31, 2024)	—	—	—	—
Month #9 (June 1, 2024 – June 30, 2024)	—	—	—	—
Month #10 (Jul. 1, 2024 – Jul. 31, 2024)	—	—	—	—
Month #11 (Aug. 1, 2024 – Aug. 31, 2024)	—	—	—	—
Month #12 (Sep. 1, 2024– Sep. 30, 2024)	—	—	—	1,227,800
Total

(1)	On September 11, 2024, the Fund publicly announced that the Board of Trustees had approved an open market share repurchase program (the “Program”). Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of September 30 of the prior year. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended September 30, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn National Municipal Income Fund

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn National Municipal Income Fund

Date: December 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn National Municipal Income Fund

Date: December 9, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn National Municipal Income Fund

Date: December 9, 2024